SA FUNDS – Investment Trust
SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund
(each a “Fund,” and collectively, the “Funds”)

Supplement dated April 12, 2023 to the
Prospectus and Statement of Additional Information of each Fund, each dated October 28, 2022, as amended

Buckingham Strategic Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. This Supplement is intended to provide certain information relating to the Adviser’s parent company, Focus Financial Partners Inc. (“Focus”).

Clayton, Dubilier & Rice Acquisition of Focus Financial Partners Inc.

As announced on February 27, 2023, Focus agreed to be acquired by Clayton, Dubilier & Rice (“CD&R”). Stone Point Capital, Focus’ largest current shareholder, will retain a portion of their investment in Focus as part of the deal with CD&R and is providing new equity financing in connection with the transaction. The purchase of Focus by CD&R is anticipated to close in the third quarter of 2023 (the “Transaction”). Following the Transaction, Focus will be privately owned, and its shares will not be publicly traded. The Transaction is not expected to result in any material change in the day-to-day management of the Funds or the Adviser.

Change of Control

The closing of the Transaction is anticipated to result in a change of control of the investment adviser to the Funds (the “Change of Control”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement between the investment adviser and each of the Funds (the “Advisory Agreement”) and potentially the investment sub-advisory agreement between Dimensional Fund Advisors LP (“DFA”), the investment sub-adviser to the Funds (except the SA Worldwide Moderate Growth Fund) and the Adviser (collectively, the “Advisory Agreements”) each contain a provision that each Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will cause an assignment of the Advisory Agreements and result in the automatic termination of the Advisory Agreements.

Investment Advisory Agreements

The Board of Trustees of the Funds (the “Board”) is anticipated to approve interim advisory agreements (the “Interim Advisory Agreements”), which will be in effect for no longer than 150 days following the closing of the Transaction, without prior approval of the Funds’ shareholders. The Interim Advisory Agreements have identical advisory fees for each of the Funds and has substantially similar terms and conditions to the current Advisory Agreements, and otherwise meets the requirements of Rule 15a-4 under the 1940 Act, including the escrowing of advisory fees, pending shareholder approval of new investment advisory agreements.

The Board will be asked to approve a new investment advisory agreement with the Adviser with respect to each of the Funds and a potentially new investment sub-advisory agreement with DFA, with respect to each of the Funds (except the SA Worldwide Moderate Growth Fund) (together, the “New Advisory Agreements”). The New Advisory Agreements also must be approved by shareholders of each Fund. There will be a special meeting of shareholders, expected to be held after Board approval of the New Advisory Agreements (the “Special Shareholder Meeting”), at which the Funds’ shareholders will be asked to consider the approval of the New Advisory Agreements. The New Advisory Agreements will have identical advisory fees for each of the Funds and substantially similar terms and conditions to the current Advisory Agreements. Under the Interim Advisory Agreements and the New Advisory Agreements, there will not be any changes to the Funds’ respective portfolio management teams, investment objectives, policies, or principal investment strategies.

In the event the Board approves operating pursuant to the Interim Advisory Agreements, but a Fund’s shareholders do not ultimately approve the New Advisory Agreements, the Adviser and DFA will receive the lesser of any costs incurred in performing investment advisory services and investment sub-advisory services, respectively, under the Interim Advisory Agreements (plus interest earned on that amount while in escrow); or the total amount in the escrow account (plus interest earned). Furthermore, if a Fund’s shareholders do not ultimately approve the New Advisory Agreements, the Adviser and DFA may no longer be able to serve as the investment adviser or the investment sub-adviser for the Fund upon the expiration of the Interim Advisory Agreements, and the Board will consider what actions may be appropriate for the Fund.

More detailed information about the Change of Control and the proposal to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

You should retain this Supplement for future reference.